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                                                                 EXHIBIT 10.42


                      SECOND AMENDMENT TO CREDIT AGREEMENT


         SECOND AMENDMENT TO CREDIT AGREEMENT (this "SECOND AMENDMENT"), dated as of March 30, 2001, among PEAPOD, INC., a Delaware corporation (the "BORROWER"), and KONINKLIJKE AHOLD NV (the "LENDER"). All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Credit Agreement referred to below.

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, the Borrower and the Lender are parties to a Credit Agreement dated as of April 14, 2000, as amended by the First Amendment to the Credit Agreement dated as of February 26, 2001 (such amendment, the "FIRST AMENDMENT" and, together with credit agreement, the "CREDIT AGREEMENT");

         WHEREAS, the Borrower desires to, from the effective date of this Second Amendment until the date of receipt of cash proceeds from a debt or equity financing transaction including, without limitation, a public offering of capital stock of the Company (the "FINANCING TRANSACTION"), increase the amount of Loans it can incur in any one calendar month under the Credit Agreement from $3,000,000 to $6,000,000, and the Lender is willing to consent to such increase;

         WHEREAS, the Borrower has requested that the Lender waive the condition under the First Amendment that the Borrower shall have delivered mortgages with respect to leasehold interests of the Borrower prior to the Borrower making additional borrowings in excess of $6,000,000 in the aggregate and $3,000,000 in any one month, and the Lender is willing to consent to such waiver on the terms and conditions set forth below; and

         WHEREAS, the parties hereto wish to amend the Credit Agreement and the First Amendment to reflect such changes;

         NOW, THEREFORE, it is agreed that:

         1.       AMENDMENTS.
                  ----------

                  (a) Section 1.01(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "1.01(b) The Borrower may not (i) (A) prior to the date of receipt of cash proceeds by the Borrower from a debt or equity financing transaction including, without limitation, a public offering of capital stock of the Company (the "FINANCING TRANSACTION"), incur Loans in excess of $6,000,000 (exclusive of Loans made to repay the Term Note or other obligations owing to the Lender or its Affiliates) in principal amount in any calendar month (or such greater amount as the Lender and the Borrower shall agree), and (B) after the Financing Transaction, incur Loans in excess of $3,000,000 (exclusive of Loans made to repay the Term

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                  Note or other obligations owing to the Lender or its
                  Affiliates) in principal amount in any calendar month (or such greater amount as the Lender and the Borrower shall agree), (ii) incur Loans more than four times in any calendar month and (iii) incur Loans in excess of the amount of the budgeted cash flow requirements of the Borrower for its operations for the two week period following the Borrowing thereof, as set forth in a budget provided by the Borrower to the Lender and reasonably acceptable to the Lender; PROVIDED, HOWEVER, it being understood that the Lender shall not object to the amount of the Borrowing request on the Second Borrowing Date to the extent such request is for an amount not to exceed $1,500,000."

                  (b) Section 6 of the Credit Agreement is hereby amended by inserting therein the following new Section 6.12:

                  "6.12 LEASEHOLD MORTGAGES. The Borrower shall, as promptly as practicable, but in no event later than the date of the Financing Transaction (i) duly execute and deliver to the Lender Mortgages with respect to real estate leasehold interests of the Borrower, and shall use commercially reasonable efforts to obtain consent and execution of such Mortgages by the owner/lessor of the leased real proprtery, as reasonably specified by the Lender in proper form for filing or recording in each appropriate public office, (ii) deliver to the Lender an opinion of counsel to the Borrower, in form and substance satisfactory to the Lender, as to the Mortgages and as to such other customary matters as the Lender shall specify, and (iii) deliver to the Lender such other documents and instruments as the Lender shall reasonably specify with respect to the Mortgages.".

                  (c) The following new definition is hereby added, in appropriate and alphabetical sequence, in Section 9 of the Credit Agreement:

                  " `FINANCING TRANSACTION' shall have the meaning provided in
Section 1.01(b)."

                  (d) Section 2(a) of the First Amendment is hereby amended to read in its entirety as follows:

                  "(a) the Borrower has full power and authority to execute, deliver and perform this Amendment and each Mortgage (collectively, together with the UCC financing statements referred to in Section 3 below, the `AMENDMENT DOCUMENTS')".

                  (e) Section 3 of the First Amendment is hereby amended to read in its entirety as follows:

         "3. CONDITIONS TO EFFECTIVENESS AND TO ADDITIONAL BORROWINGS. (a)
         Section 1 hereof, and the amendments to the Credit Agreement made pursuant thereto, shall become effective upon the execution and delivery of counterparts of this Amendment by the Borrower and the Lender; PROVIDED, HOWEVER, that until the delivery to the Lender of all documents and instruments specified in paragraphs (i) through (vi) below, in form and

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         substance satisfactory to the Lender, the Lender shall not hereafter be obligated to lend to the Borrower more than $6,000,000 in aggregate principal amount or more than $3,000,000 in any one month (and the obligation to make any such Loans shall in any event be subject to the satisfaction of the conditions precedent set forth in Section 4B of the Credit Agreement before giving effect to the amendments to the Credit Agreement provided for herein):

                  (i) UCC-11 search results for the Borrower and its subsidiaries in each jurisdiction specified by the Lender;

                  (ii) UCC financing statements with respect to the Collateral, listing the Borrower and/or its subsidiaries, as specified by the Lender, as debtor and the Lender as secured party and in proper form for filing in each jurisdiction specified by the Lender;

                  (iii) Patent, trademark and copyright collateral assignments with respect to any registered patents, trademarks and copyrights of the Borrower and its subsidiaries specified by the Lender;

                  (iv) Resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of each Amendment Document;

                  (v) Opinion of Sidley & Austin, counsel to the Borrower, in form and substance satisfactory to the Lender, as to the Amendment Documents, the transaction contemplated thereby and as to such other customary matters as the Lender shall specify; and

                  (vi) Such other documents and instruments as the Lender shall reasonably specify.".

         3. REPRESENTATIONS AND WARRANTIES. The Borrower repeats and reaffirms the representations and warranties made by it in Section 5 of the Credit Agreement with the same effect as though such representations and warranties were made on and as of the date hereof (and for such purpose all references in said representations and warranties to "this Agreement" shall refer to the Credit Agreement as amended hereby), and the Borrower hereby further represents and warrants to the Lender that (a) the Borrower has full power and authority to execute, deliver and perform this Second Amendment; (b) this Second Amendment has been duly executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; (c) the execution, delivery and performance by the Borrower of this Second Amendment does not violate, conflict with or constitute a breach of the Borrower's articles or certificate of incorporation or By-law, any law applicable to it or any court order, contract or agreement by which it or its properties are bound; and (d) no consent, approval or authorization of, or filing with, any governmental authority, and no consent of any other Person, is required in connection with the Borrower's execution, delivery, and performance of this Second Amendment, except for those already duly obtained.

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         4. CONDITIONS TO EFFECTIVENESS AND TO ADDITIONAL BORROWINGS. Section 1
hereof, and the amendments to the Credit Agreement made pursuant thereto, shall become effective upon the execution and delivery of counterparts of this Second Amendment by the Borrower and the Lender and delivery to the Lender of all documents and instruments specified in paragraphs (a) through (c) below, in form and substance satisfactory to the Lender:

                  (a) Resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Second Amendment;

                  (b) Opinion of Sidley & Austin, counsel to the Borrower, in form and substance satisfactory to the Lender, as to this Second Amendment and as to such other customary matters as the Lender shall specify; and

                  (c) Such other documents and instruments as the Lender shall reasonably specify.

         5.       MISCELLANEOUS.
                  -------------

                  (a) EXPENSES. Without limiting the Borrower's obligations under Section 10.01 of the Credit Agreement, the Borrower agrees to pay all costs and expenses incurred by the Lender (including, without limitation, reasonable fees and disbursements of counsel to the Agent) in connection with the preparation, filing and recordation of this Second Amendment.

                  (b) WAIVER OF JURY TRIAL. THE BORROWER WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, ACTION OR OTHER PROCEEDING ARISING UNDER OR RELATING TO THIS SECOND AMENDMENT AND THE CREDIT AGREEMENT AS AMENDED HEREBY.

                  (c) WAIVER OF CERTAIN CLAIMS. THE BORROWER HEREBY IRREVOCABLY WAIVES AND RELEASES ANY CLAIMS FOR PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES (OR SIMILAR CLAIMS) WHICH IT MAY NOW OR AT ANY TIME HEREAFTER HAVE AGAINST THE LENDER HEREUNDER, UNDER ANY CREDIT DOCUMENT OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREIN OR THEREIN.

                  (d) GOVERNING LAW. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws rules thereof which would make the laws of any other jurisdiction applicable to this Second Amendment.

                  (e) CONTINUING EFFECTIVENESS OF CREDIT AGREEMENT. Except as expressly amended hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement or any other Credit Document, and all rights of the Lender and obligations of the Borrower thereunder, shall remain in full force and effect. The Borrower confirms that the Credit Agreement and all other Credit Documents are in full force and effect and that the Borrower has no defenses, setoffs or counterclaims whatsoever to its obligations thereunder.

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                  (f)      NO THIRD PARTY BENEFICIARIES. No Person other than
the parties hereto shall have any rights hereunder or be entitled to rely on this Second Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

                  (g) REFERENCE IN CREDIT DOCUMENTS. From and after the date this Second Amendment becomes effective, all references to "Credit Agreement" in any Credit Document shall be to the Credit Agreement as amended hereby and as it may be further amended, modified, supplemented or restated hereafter.

                  (h) EFFECTIVENESS. This Second Amendment shall become effective when counterparts of this Second Amendment are signed and delivered (including delivery by facsimile transmission) by each party hereto.

                  (i) COUNTERPARTS. This Second Amendment may be executed in any number of separate counterparts, all of which taken together shall be deemed to constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Second Amendment by delivering to the other party, by facsimile transmission, the signature page of this Second Amendment signed by such party. Any party so delivering by facsimile transmission a counterpart of this Second Amendment signed by it shall promptly thereafter also deliver a manually signed counterpart of this Second Amendment to the other party.



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         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.


                                               BORROWER


                                               PEAPOD, INC.


                                               By: /s/ Marc van Gelder
                                                  ------------------------
                                               Name:   Marc van Gelder
                                               Title:  President and Chief
                                                       Executive Officer




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         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.


                                              LENDER


                                              KONINKLIJKE AHOLD NV


                                              By: /s/ A. Michael Meurs
                                                 ------------------------
                                              Name:   A. Michael Meurs
                                              Title:  Executive Vice President




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